UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2017

FORESIGHT ENERGY LP
(Exact name of registrant as specified in its charter)

Delaware	001-36503	80-0778894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 North Broadway
Suite 2600
Saint Louis, MO 63102
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (314) 932-6160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 1, 2017, Foresight Energy LP (the “Company”) announced that its wholly-owned subsidiaries Foresight Energy LLC, a Delaware limited liability company (the “Issuer”), and Foresight Energy Finance Corporation, a Delaware corporation (the “Co-Issuer” and together with the Issuer, the “Issuers”), intend to commence a series of transactions comprising a refinancing of the following indebtedness:
—	the Issuer’s approximately $349 million in aggregate principal amount of Second Lien Senior Secured PIK Notes due 2021 (the “Second Lien Notes”), including accrued and unpaid interest thereon;
—	the Issuers’ approximately $300 million in aggregate principal amount of Second Lien Senior Secured Exchangeable PIK Notes due 2017 (the “Exchangeable PIK Notes”), including accrued and unpaid interest thereon; and
—	the Issuer’s outstanding credit facilities (the “Existing Credit Facilities”), including the approximately $353 million outstanding under the revolving credit facility (the “Existing Revolving Credit Facility”) and the approximately $296 million term loan (the “Existing Term Loan”), including, in each case, accrued and unpaid interest thereon.
In connection with the foregoing, Murray Energy Corporation (“Murray Energy”) intends to contribute approximately $60.6 million in cash directly or indirectly to FELP in the form of common equity, with such proceeds further contributed to the Issuer (the “Murray Investment”).  On February 24, 2017, the Issuers issued a conditional notice of redemption to redeem $54.5 million aggregate principal amount of the Second Lien Notes on the business day immediately prior to the closing of the offering of the New Notes (as defined below) at a redemption price equal to 110% of the principal thereof, plus accrued and unpaid interest to, but excluding, the redemption date (the “Equity Claw Redemption”).  The Equity Claw Redemption is expected to be funded using the net proceeds from the Murray Investment.
The Issuers intend to obtain new debt financing, consisting of (i) an offering of new senior secured second-priority notes due 2024 (the “New Notes”) and (ii) borrowings under new senior secured first-priority credit facilities (the “New Credit Facilities”), including a new $750.0 million term loan (the “New Term Loan”) and a new $170.0 million revolving credit facility (the “New Revolving Credit Facility”), which New Revolving Credit Facility, except for letters of credit, is expected to be undrawn at closing, and use the net proceeds of such debt financing , together with approximately $78.0 million of cash on hand, to (x) redeem the remaining aggregate principal amount of the Second Lien Notes at a redemption price equal to the 100% of the principal thereof, plus accrued and unpaid interest thereon, to, but excluding, the redemption date, plus the applicable “make-whole” (the “Make-Whole Redemption” and, together with the Equity Claw Redemption, the “Second Lien Notes Redemptions”); (y) redeem the full aggregate principal amount of the outstanding Exchangeable PIK Notes at a redemption price equal to 100% of the principal thereof, plus accrued and unpaid interest to, but excluding, the redemption date (the “Exchangeable PIK Notes Redemption” and together with the Second Lien Notes Redemptions, the “Redemptions”); and (z) repay all outstanding borrowings under the Existing Credit Facilities and terminate the commitments thereunder.  Such proceeds would also be used to pay related fees and expenses.
In the event the foregoing transactions are consummated, Murray Energy is also expected to exercise its option (“FEGP Option”) to acquire an additional 46% voting interest in Foresight Energy GP LLC, a Delaware limited liability company and the general partner of the Company (“FEGP”), from Foresight Reserves LP (“Reserves”) and Michael J. Beyer (“Beyer”) pursuant to the terms of that certain option agreement, dated April 16, 2015, among Murray Energy, Reserves and Beyer, as amended, thereby increasing Murray Energy’s voting interest in FEGP to 80%.
The closing of the New Credit Facilities, including the initial borrowings under the New Term Loan, and the offering of the New Notes are each subject to successful marketing and other conditions, and there can be no assurance that we will close the New Credit Facilities, issue the New Notes, consummate the Murray Investment, complete the Redemptions or refinance the Existing Credit Facilities as described, or at all.
Any future offering of New Notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. Any New Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
This Current Report on Form 8-K does not constitute notice of redemption with respect to any securities.  Any such notice will only be given in accordance with the provisions of the applicable indenture.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains, and oral statements made from time to time by our representatives may contain, forward-looking statements about our business, operations, and industry, as well as the proposed transactions described herein, which involve risks and uncertainties, such as statements regarding our plans, objectives, expectations and intentions. You can identify these forward-looking statements by the use of forward-looking words such as “outlook,” “intends,” “plans,” “estimates,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “anticipates,” “foresees,” or the negative version of these words or other comparable words and phrases. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date on which we make it and are based upon our historical performance and on current plans, estimates and expectations. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that the future developments affecting us will be those that we anticipate.

Our future results and financial condition may differ materially from those we currently anticipate as a result of the various factors, many of which are outside our control. Furthermore, the successful consummation of the transactions described herein on the terms described herein, or at all, is subject to, among other things, agreement on principal terms between the parties, successful negotiation of definitive documentation and any conditions contained therein, all of which is not solely within our control. Factors that could affect the foregoing include, but are not limited to, the market price for coal, the supply of, and demand for, domestic and foreign coal, competition from other coal suppliers, the cost of using the availability of other fuels, the effects of technological developments, advances in power technologies, the efficiency of our mines, the amount of coal we are able to produce from our properties, operating difficulties and unfavorable geologic conditions and other uncertainties. These factors should be read in conjunction with the risk factors included in our Annual Report on Form 10-K for the year ended December 31, 2016 (filed with the SEC on March 1, 2017).
You are cautioned not to place undue reliance on forward-looking statements, which are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESIGHT ENERGY LP

By:	Foresight Energy GP LLC, its general partner

By:	/s/ Robert D. Moore
Robert D. Moore
President and Chief Executive Officer

Date: March 1, 2017